                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      June 3, 1997
                                                 ---------------------------


                                 AMETEK, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                          1-168               13-4923320
--------------------------------------------------------------------------------
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)




                      Station Square, Paoli, Pennsylvania           19301
--------------------------------------------------------------------------------
                   (Address of principal executive offices)      (Zip Code)




    Registrant's telephone number, including area code   610-647-2121
                                                       ----------------

                                 AMETEK, INC.
                                 ------------



Item 5.     Other Events.
            -------------

     On June 2, 1997, AMETEK, Inc. (the "Company") issued a press release to announce that it has received consents from a majority of its noteholders to an amendment of the Company's $150 million 9 3/4% Senior Notes due 2004. A copy of the amendment is attached hereto as Exhibit 4, and a copy of such press release is attached as Exhibit 99(a). The information contained in said press release is hereby incorporated by reference in this Form 8-K.


Item 7.    Financial Statements and Exhibits.
           -----------------------------------

           (c)  Exhibits.

           Exhibit Number      Description
           --------------      -----------

                 4 First Supplemental Indenture, dated as of June 2, 1997, to Indenture dated as of March 15, 1994 between the Company and Corestates Bank, N.A., as Trustee, relating to the Company's 9 3/4% Senior Notes Due 2004 .

                 99(a) Copy of press release issued by AMETEK, Inc. on June 2, 1997.



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

                                 AMETEK, INC.
                                 ------------



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                AMETEK, INC.
                                    -----------------------------------
                                                (Registrant)



                                    By     /s/  Robert R. Mandos, Jr.
                                       ---------------------------------
                                                Robert R. Mandos, Jr.
                                                Comptroller
                                                (Principal Accounting Officer)



June 3, 1997

                                  AMETEK, INC.
                                  ------------


                                 EXHIBIT INDEX


     Exhibit Number                          Description
     --------------                          -----------
           4             First Supplemental Indenture, dated as of June 2, 1997,
                         to Indenture dated as of March 15, 1994 between the
                         Company and Corestates Bank, N.A., as Trustee, relating
                         to the Company's 9 3/4% Senior Notes Due 2004.

         99(a) Copy of press release issued by AMETEK, Inc. on June 2, 1997.


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